LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                            12% SENIOR NOTES DUE 2008
                                       OF
                    STARTEC GLOBAL COMMUNICATIONS CORPORATION



PURSUANT TO THE PROSPECTUS, DATED OCTOBER , 1998, THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER , 1998 UNLESS EXTENDED BY THE COMPANY.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            FIRST UNION NATIONAL BANK






           By Registered or              By Facsimile:               Hand or Overnight
           Certified Mail:              (704) 590-7628                   Courier:
         First Union Customer                                        First Union Customer
          Information Center                                          Information Center
            Corporate Trust                                            Corporate Trust
           Operations-NC1153          Confirm by telephone:           Operations-NC1153
 1525 West W.T. Harris Blvd. 3C3        (704) 590-7408         1525 West W.T. Harris Blvd. 3C3
      Charlotte, NC 28288-1153                                      Charlotte, NC 28288-1153
      Attention: Michael Klotz                                      Attention: Michael Klotz




     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROSPECTUS, DATED OCTOBER , 1998 (THE "PROSPECTUS") OF STARTEC GLOBAL COMMUNICATIONS CORPORATION (THE "COMPANY") AND THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL"), WHICH TOGETHER CONSTITUTE THE COMPANY'S OFFER (THE "EXCHANGE OFFER") TO EXCHANGE ITS 12% SERIES A SENIOR NOTES DUE 2008 (THE "EXCHANGE NOTES") FOR AN EQUAL PRINCIPAL AMOUNT OF ITS 12% SENIOR NOTES DUE 2008 (THE "OLD NOTES" AND, TOGETHER WITH THE EXCHANGE NOTES, THE "NOTES"). THE TERMS OF THE EXCHANGE NOTES ARE IDENTICAL IN ALL MATERIAL RESPECTS TO THE OLD NOTES, EXCEPT THAT THE EXCHANGE NOTES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, THEREFORE, WILL NOT BEAR LEGENDS RESTRICTING THEIR TRANSFER AND WILL NOT CONTAIN CERTAIN PROVISIONS RELATING TO AN INCREASE IN THE INTEREST RATE WHICH WERE INCLUDED IN THE OLD NOTES UNDER CERTAIN CIRCUMSTANCES RELATING TO THE TIMING OF THE EXCHANGE OFFER. THE TERM "EXPIRATION DATE" SHALL MEAN 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER , 1998, UNLESS THE COMPANY, IN ITS SOLE DISCRETION, EXTENDS THE EXCHANGE OFFER, IN WHICH CASE THE TERM SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANING GIVEN TO THEM IN THE PROSPECTUS.

     The Letter of Transmittal is to be used by holders of Old Notes if certificates are to be physically delivered herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 below.

     The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     The undersigned acknowledges that if it is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities (other than Old Notes acquired directly from the Company), such holder may be deemed to be an "underwriter" within the meaning of the Securities Act and, therefore, must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer. Notwithstanding the foregoing, the undersigned shall not be deemed to admit that it is an "underwriter" within the meaning of such term under the Securities Act.


             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                  BEFORE COMPLETING THE LETTER OF TRANSMITTAL

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated below. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with the Exchange Offer and this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company or on the account books maintained by a book-entry transfer facility and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the Old Notes are acquired by the Company. The undersigned and any beneficial owner of Old Notes hereby further represent that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned and any such beneficial owner of Old Notes receiving such Exchange Notes, that neither the holder nor any such beneficial owner is participating in, intends to participate  in or has an  arrangement  or  understanding  with  any  person  to participate in the distribution of such Exchange Notes and that neither the holder nor any such beneficial owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. The undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transactions of the Exchange Notes acquired by such person and may not rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a public distribution of Exchange Notes. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.


     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All  authority  conferred  or  agreed  to be  conferred  by this  Letter of
Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of
Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

     Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.


     Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 below.

            DESCRIPTION OF 12% SENIOR NOTES DUE 2008 BEING TENDERED





                                                                      AGGREGATE PRINCIPAL AMOUNT
 NAME(S) AND ADDRESS(ES) OF REGISTERED
     HOLDER(S) EXACTLY AS NAME(S)          CERTIFICATE
  APPEAR(S) ON OLD NOTES CERTIFICATES       NUMBER(S)      REPRESENTED BY          TENDERED (MUST BE IN
      (PLEASE FILL IN, IF BLANK)          OF OLD NOTES      CERTIFICATES      INTEGRAL MULTIPLES OF $1,000)*
--------------------------------------------------------------------------------------------------------------

                                         ---------------------------------------------------------------------

                                         ---------------------------------------------------------------------

                                         ---------------------------------------------------------------------

                                         ---------------------------------------------------------------------

                                         ---------------------------------------------------------------------

                                         ---------------------------------------------------------------------

                                         ---------------------------------------------------------------------




* Unless indicated in the column labeled "Aggregate Principal Amount Tendered," any tendering holder of 12% Senior Notes due 2008 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount. All other tenders must be integral multiples of $1,000.




[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY  TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution______________

       The Depository Trust Company Account Number______________

       Transaction Code Number___________

[  ] CHECK  HERE  IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):


       Name(s) of Registered Holder(s)______________

       Window Ticket Number (if any)______________

       Date of Execution of Notice of Guaranteed Delivery___________

       Name of Institution which Guaranteed Delivery_______________

       If Delivered by Book-Entry Transfer:

       The Depository Trust Company Account Number__________

       Transaction Code Number---------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OF SUPPLEMENTS
     THERETO:

       Name:-------------------------   Address:-------------------------

==========================================================================================================================
   SPECIAL REGISTRATION INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 4, 5 AND 6)                                       (SEE INSTRUCTIONS 4, 5 AND 6)
--------------------------------------------------------------------------------------------------------------------------

To be completed ONLY if certificates for                          To be completed ONLY if certificates for
Old Notes in in a  principal  amount not                          Old  Notes  a   principal   amount   not
tendered,  or Exchange  Notes  issued in                          tendered,  or Exchange  Notes  issued in
exchange for Old Notes  accepted for ex-                          exchange  for Old Notes  accepted for ex
change  are to be  issued in the name of                          change,  are to be sent to someone other
someone other than the undersigned.                               than   the   undersigned,   or  to   the
                                                                  undersigned  at an  address  other  than
                                                                  that shown above.
--------------------------------------------------------------------------------------------------------------------------
 Issue Exchange Notes and any untendered Old                      Mail Exchange Notes and any untendered Old
 Notes to:                                                        Notes to:

      Name(s):                                                    Name(s):
              ------------------                                          -----------------
      Address:                                                    Address:
              ------------------                                          -----------------

              ------------------                                          -----------------

              ------------------                                          -----------------
 Tax Identification or Social Security Number:                    Tax Identification or Social Security Number:
                                              -------                                                          -------
--------------------------------------------------------------------------------------------------------------------------

                           TENDERING HOLDER SIGNATURE


                                PLEASE SIGN HERE
                                 WHETHER OR NOT


                OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

X
 ----------------------------------------------------------------------------


Date:
     --------------


X
 ----------------------------------------------------------------------------


Date:
     --------------



(Signature(s) of Registered Holder(s) or Authorized Signatory)

Area Code and Telephone Number:_______________

Tax Identification or Social Security Number:_______________

  The above lines must be signed by the registered holder(s) as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 below.

NAME(S):
          ----------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity:
          ----------------------------------------------------------------------
                              (Please Print)


Address:
        ------------------------------------------------------------------------

                              (Include Zip Code)

================================================================================

                              SIGNATURE GUARANTEE
                              -------------------

Signature(s)Guaranteed  by an Eligible Institution:  (If required by Instruction
4)

Authorized
Signature:
          ----------------------------------------------------------------------

Name:
          ----------------------------------------------------------------------
                                 (Please Print)

Title:--------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                   (Must be an Eligible Institution. See Instruction 4.)

Address:------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Date:
     --------------------------------------------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER



     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. The tendered Old Notes as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal, Old Notes or other required documents should be sent to the Company.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (defined below);
(b) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of the Old Notes into the account maintained by the Exchange Agent at a book-entry transfer facility) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any holder who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.


     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be firm and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.



     2. TENDER BY HOLDER; WITHDRAWAL OF TENDERS. Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder. Except as otherwise provided in the Prospectus, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date, in all cases in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 12% Senior Notes due 2008 Being Tendered" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.


     If any of the Old Notes being tendered are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Old Notes being tendered are held in different names on several Old Notes, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal and other required documents as there are names in which Old Notes being tendered are held.


     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder and neither the "Special Delivery Instructions" nor the "Special Registration Instructions" has been completed, then such holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Old Notes.


     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution (as defined below).

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old Notes are tendered by or for the account of an Eligible Institution.

     5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     7. SUBSTITUTE FORM W-9. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number, and with certain other information, on Substitute Form W-9 (which is provided herein), and to certify that the holder (or other payee) is not subject to backup withholding.

Failure to provide the information on the Substitute Form W-9 may subject the holder to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and 31% federal income tax backup withholding on payments made in connection with the Exchange Offer. (If withholding results in an over-payment of taxes, a refund may be obtained from the IRS.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     8. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

Certificates
Surrendered:
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Old Notes
Tendered:
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Old Notes
Accepted:
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Delivery Prepared by:
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Checked by:
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Date: __________________